U R B A N E D G E P R O P E R T I E S 1M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N MARCH 2022 INVESTOR PRESENTATION

About Urban Edge

Portfolio overview: 75 properties with 17.2M sf total GLA including 1.3M sf industrial GLA. ~90% of total portfolio value and NOI is from properties located in the DC to Boston corridor

Asset quality: our properties are anchored by high-performing essential retailers: ~60% of asset value anchored by grocers (~$900 psf in sales), 10% by Home Depot or Lowe's, and 6% are industrial assets

Demographics and geographic concentration: local sharp-shooter in the NY metropolitan area, the most densely-populated, supply-constrained region in the country

Open air format: well-positioned for consumers to access essential goods and services; locations facilitate last mile delivery and provide easy BOPIS and curbside pickup

Control of our assets: we wholly-own all properties other than two where we are the majority and controlling partner

Balance sheet: significant cash balance (~$220M), and $600M available under our revolving credit agreement; debt consists entirely of single asset, non-recourse mortgages; $4B total market cap

Opportunity for growth: 94% leased same-property occupancy compared to peak of 98% in 2018; visible growth from leases executed and under negotiation; $219M of active redevelopment projects and a significant redevelopment pipeline

Data as of December 31, 2021

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U R B A N E D G E P R O P E R T I E S 3M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Fourth quarter 2021 results: • FFO as Adjusted was $0.27/share, up 18% compared to 4Q20 • SP NOI including redevelopment increased by 16% vs. 4Q20 • SP leased occupancy increased 120 bps to 94.1% from 3Q21, an increase of 250 bps compared to December 31, 2020 • Executed 34 new leases, renewals and options totaling 815,000 sf, generated average cash spreads of 5% on 589,000 sf of same-space leases • Ended the year with $220M of cash and $600M available on our line of credit • Board approved a quarterly dividend of $0.16/share, an increase of 7% over the prior annual rate Leasing activity remains strong • Leasing pipeline includes over 1.3 million square feet in active negotiations or under LOI • Shop leasing momentum continues with health/beauty, restaurant and food service tenants driving the demand • Targeting SP occupancy of 96% by end of 2022 • Stability of our tenant base has been enhanced as our top tenants have substantially increased sales and profits over the past two years • Approximately $22 million of future annual gross rent (10% of current NOI) from signed leases not yet rent commenced Redevelopment and anchor releasing driving future growth • $219 million of active redevelopment projects underway, $147 million remains to be funded, expected to generate an 8% unlevered yield • Active projects are lower risk with average investments of ~$10 million with anchor leases executed prior to construction • Largest projects under way at Bergen Town Center, Huntington Commons, Broomall Commons, Lodi, Las Catalinas, Briarcliff Commons and Hudson Mall • Pipeline of projects expected to become active over the next 12 months includes Bergen, Montehiedra, Bruckner, Hudson, and Yonkers ($100 - $150 million) • Significant value creation opportunity from entitling land for industrial and residential uses at several flagship and dominant properties Focused on external growth opportunities • Acquired Woodmore Towne Centre, a 712,000-sf grocery-anchored, regional shopping center in Glenarden, MD which includes an adjacent 22-acre land parcel, for $193.4 million. The initial unleveraged yield on this transaction is approximately 6.4% • Targeting assets with potential for value creation through leasing, redevelopment, or repurposing Highlights

Urban Edge Team



Jeff Olson
Chairman and Chief Executive Officer



Chris Weilminster
EVP, Chief Operating Officer



Mark Langer
EVP, Chief Financial Officer



Herb Eilberg
Chief Investment Officer



Danielle De Vita
EVP, Development



Rob Milton
EVP & General Counsel



Jen Holmes
Chief Accounting Officer



Scott Auster
SVP, Head of Leasing



Kathy Crocco
SVP, Deputy General Counsel



John Villapiano
SVP, Development



Cecilia Li
SVP, Chief Information Officer



Leigh Lyons
SVP, Leasing



Sandi Danick
SVP, Leasing



Paul Schiffer
SVP, Leasing



Chad Bernstein
SVP, Portfolio Management and Strategy



Dan Reilly
SVP, Property Accounting

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U R B A N E D G E P R O P E R T I E S 5M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Persons Per Sq. Mile ■ less than 150 ■ 150 – 250 ■ 250 – 750 ■ 750 – 1500 ■ 1500 – 3000 ■ 3000 – 5000 ■ 5000 – 7500 ■ 7500 or more o ~90% of NOI generated from properties situated in the DC to Boston corridor o Most heavily urbanized region in the US o Population of 50 million o 931 people per square mile, over 10x higher than the US average Portfolio Concentrated in DC to Boston Corridor

First-Ring Suburbs of NY Metro

44 Properties; ~80% of Total Value


New York
Connecticut
LONG ISLAND
NEW YORK CITY
New Jersey
Persons Per Sq. Mile
less than 150
150 – 250
250 – 750
750 – 1500
1500 – 3000
3000 – 5000
5000 – 7500
7500 or more

- **Neighborhood** shopping centers benefiting from desire for more spacious residences and outdoor space
- **Trend** of young people moving to suburbs started prior to the pandemic and has accelerated with more people putting down roots in suburbs
- **WFH policies** are evolving, and employees will likely have flexibility to move outside of core urban markets

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U R B A N E D G E P R O P E R T I E S 7M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Top 15 Tenants by Annualized Base Rent Tenant S&P Rating # of Stores Total Square Feet (000s) ABR in Millions % of Total ABR The Home Depot, Inc. A 6 809 $15.7 5.8% The TJX Companies, Inc. A 22 715 14.3 5.3% Lowe's Companies, Inc. BBB+ 6 976 8.9 3.3% Best Buy Co, Inc. BBB+ 8 360 8.6 3.1% Walmart Inc. AA 5 708 7.5 2.7% Burlington Stores, Inc. BB+ 7 416 7.2 2.6% Kohl's Corporation BBB- 7 633 6.7 2.4% PetSmart, Inc. B 10 229 5.8 2.1% BJ's Wholesale Club Inc. BB 4 454 5.8 2.1% Stop & Shop BBB 5 363 5.4 2.0% Target Corporation A 3 336 5.3 1.9% ShopRite Supermarkets NR 4 296 5.2 1.9% LA Fitness International LLC NR 6 287 5.1 1.9% The Gap, Inc. BB 11 166 4.7 1.7% Whole Foods Market, Inc. AA 2 101 3.8 1.4% Total / Weighted Average BBB+ 106 6,849 $110 40.3% Data as of December 31, 2021

Leasing

U R B A N E D G E P R O P E R T I E S 9M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Retailers Expanding Operating ~1,100 storeswith long-termtargetof 2,500+ Operating ~1,300 stores and is targeting 1,500 to 1,700 stores in the next few years Opened ~200 locations in 2021 and plans to add 400 locations in Kohl’s in 2022 Operating ~320 stores and expanding Operating ~1,400 stores and expanding Opened 23 stores in the US and will continue to expand further in 2022 Plansto open 30 to 40 newstoreseachyear Plans to add 22,000 stores to its portfolio by 2030 which include a mix of new storeformats Opened 36 restaurants in 2021 and plans to open 45 to 50 in 2022 Plans to open 235- 250 restaurants in 2022 TJX / HomeGoods Long-term target of adding 1,200 more stores Operating 832 stores with long-term goal to reach 2,000 stores

Cash Flow Stream is Stronger from New Anchors

Percentage of Portfolio Value by Asset Type



Grocery Anchored Assets 60%
Bergen Town Center


LOWE'S

Home Improvement Anchored 10%
West Branch Commons



Industrial/Self-Storage 7%
Lodi Route 17



Other Assets 23%
Yonkers Gateway Center

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U R B A N E D G E P R O P E R T I E S 11M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N 500 550 600 650 700 750 800 850 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 T h ou sa n d s Average Foot Traffic ~60% of Portfolio Value Grocery-Anchored Average Grocer Sales(2) ~$820/sf -> $910/sf Pre-COVID Current +7% vs. 4Q19 (1) Data per Creditntell Real Estate Intelligence (2) Based on supermarkets that report sales Briarcliff Commons – Opened January 2022 Broomall Commons – coming soon Huntington Commons – coming soon Foot traffic at UE grocery-anchored centers(1)

U R B A N E D G E P R O P E R T I E S 12M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Same-Property Occupancy 98.0% 96.3% 93.4% 93.4% 92.7% 93.0% 91.8% 91.1% 92.1% 92.9% 94.1% 96.0% 98.0% 97.0% 95.6% 92.6% 92.1% 91.3% 90.9% 89.7% 89.5% 89.2% 89.4% 90.3% 2016-2017 2018 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2022 Projection Goal Leased Occupancy Physical Occupancy All-time high (1) Represents an average of quarterly occupancy. (1) (1)

U R B A N E D G E P R O P E R T I E S 13M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N 4.1 12.1 14.4 16.9 17.8 2.3 4.5 4.7 4.7 4.7 $0 $5 $10 $15 $20 $25 2022 2023 2024 2025 2026 $16.6M $19.1M Leases Executed But Not Yet Rent Commenced $6.4M $21.6M $22.5M Year Leases included in redevelopment projectsGross Rent ($ in Millions) Approximately $22M of future annual gross rent from leases executed, but not yet rent commenced will provide significant earnings growth over the upcoming years. Approximately $18M of this amount is being driven by leases included as part of our Active Redevelopment projects. Other Leases

U R B A N E D G E P R O P E R T I E S 14M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Large Anchor Leasing Update Property New Tenant/Prospect SF Stabilization/ Status Executed: Salem Fun City 39,000 4Q21 Briarcliff Commons Uncle Giuseppe’s 38,000 1Q22 Broomall Commons Amazon Fresh 45,000 2Q22 Lodi AAA Wholesale Group 127,000 2Q22 Huntington Commons ShopRite 65,000 3Q22 Wilkes-Barre Commons Wren Kitchens 31,000 3Q22 Las Catalinas Sector Sixty6 123,000 2Q23 Bergen Town Center Kohl’s 134,000 2Q23 Shops at Bruckner Aldi/Discounter 37,000 2Q23 Hudson Mall National Retailer 37,000 3Q23 Total Executed 676,000 In Process: Broomall Commons Electronics/Medical 60,000 Negotiating Montehiedra Grocer/Medical Office/Discounter 107,000 Negotiating Burnside Commons Grocer 62,000 Negotiating Bruckner Commons Fitness/Evaluating redevelopment 43,000 Negotiating Bruckner Commons Mass merchandiser/Evaluating redevelopment 187,000 Negotiating 151 Ridgedale Avenue Industrial 187,000 Negotiating Total in Process 646,000

U R B A N E D G E P R O P E R T I E S 15M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Marlton Commons Development

Development Update

$219 million of active projects as of December 31, 2021:

$147 million remains to be funded; expecting 8% unlevered yield

Active Project	Est Gross Cost ($000s)	Target Stabilization	Status
Bergen Town Center	$44,300	2Q25	Ground-up development of an 80,000 sf medical office building for Hackensack Meridian Health on a vacant outparcel facing Route 4 (subject to certain state and municipal approvals)
Bergen Town Center	23,800	2Q23	Backfill former Century 21 box with Kohl's
Huntington Commons (Phase A)	22,600	3Q22	Retenanting former Kmart box with ShopRite
Las Catalinas	12,900	2Q23	Retenanting 122,000± sf Kmart box with Sector Sixty6
Lodi (Route 17 North)	12,600	2Q22	Converting former National Wholesale Liquidator space into 127,000 sf industrial space for AAA Wholesale Group
Kearny Commons	11,600	3Q22	Expanding by 22,000 sf to accommodate a 10,000 sf Ulta (open) and small shops as well as adding a freestanding Starbucks (open)
Briarcliff Commons (Phase A)	10,600	1Q22	Retenanting former ShopRite with Uncle Giuseppe's (open)
Broomall Commons (Phase B)	10,300	4Q23	Retenanting 60,000± sf vacancy and repositioning center
Hudson Mall	9,700	3Q23	Retenanting former Toys "R" Us box with national retailer
The Outlets at Montehiedra (Phase A)	9,200	3Q22	Constructing new 14,000± sf building for Walgreens and Global Mattress and a new 3,000± sf pad for Arby's
Shops at Bruckner (Phase B)	9,100	2Q23	Retenanting former Fallas space with Aldi and national tenant
Huntington Commons (Phase B)	8,500	4Q23	Center repositioning and renovations
Broomall Commons (Phase A)	7,300	2Q22	Retenanting 45,000± sf of the former Giant Food space with Amazon Fresh
Shops at Bruckner (Phase A)	6,200	4Q22	Relocating Jimmy Jazz to former Carter's space and backfilling former Jimmy Jazz and Danice spaces with Five Below. Renovating façade (including Marshalls) and upgrading common areas.
Plaza at Woodbridge	4,100	2Q22	Repurposing 82,000± sf of unused basement space into Extra Space self-storage facility (open)
Walnut Creek	3,500	2Q23	Retenanting former Z Gallerie with Sweetgreen and remaining 4,000 sf
Tonnelle Commons	3,000	3Q22	Retenanting former Staples with Five Below and Skechers
Mt. Kisco Commons	3,000	4Q22	Converting former sit-down restaurant into a Chipotle (open) and another quick service restaurant
Wilkes-Barre	2,400	3Q22	Retenanting former Babies "R" Us box with Wren Kitchens
The Outlets at Montehiedra (Phase B)	2,200	2Q24	Developing new 6,000± sf pad for Texas Roadhouse
Briarcliff Commons (Phase B)	1,800	2Q23	Developing new 4,000± sf pad for CityMD
Total	**$218,700**		

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Bergen Town Center | Paramus, NJ

Ground-up development of an 80,000-sf medical office building for Hackensack Meridian Health on vacant outparcel facing Route 4
Target Stabilization 2Q25


Hackensack Meridian Health
Hackensack Meridian Health at Bergen Town Center
BERGEN

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U R B A N E D G E P R O P E R T I E S 18M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Bergen Town Center | Paramus, NJ Retenant former Century 21 box with Kohl’s Target Stabilization 2Q23

U R B A N E D G E P R O P E R T I E S 19M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Bergen Town Center | Paramus, NJ

Huntington Commons | Huntington, NY

Phase A: Retenanting former Kmart box with ShopRite and Marshalls relocation
Target Stabilization 3Q22


BEFORE


from HOME
ShopRite
AFTER

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Huntington Commons | Huntington, NY

Phase B: Re-tenant relocated Marshalls box, small shops and upgrade façade, parking, and landscaping
Target Stabilization 4Q23


THE CHILDREN'S PLACE
BEFORE


BATH & BEAUTY
CLOTHING PLACE
BED & FRAMES
SHOES
CASUAL FOOTWEAR
AFTER

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U R B A N E D G E P R O P E R T I E S 22M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N AFTER Huntington Commons | Huntington, NY

Las Catalinas | Caguas, Puerto Rico

Retenanting 122,000± sf Kmart box with Sector Sixty6
Target Stabilization 2Q23


BEFORE


SECTOR
golden corral
AFTER

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U R B A N E D G E P R O P E R T I E S 24M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Las Catalinas | Caguas, Puerto Rico

Lodi | Lodi, NJ

Converted former National Wholesale Liquidators to a hybrid industrial and retail facility for AAA Wholesale
Target Stabilization 2Q22



BEFORE


AAA WHOLESALE

AFTER

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U R B A N E D G E P R O P E R T I E S 26M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Lodi | Lodi, NJ

U R B A N E D G E P R O P E R T I E S 27M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Briarcliff Commons ǀ Uncle Giuseppe’s Opened January 2022

Briarcliff Commons | Uncle Giuseppe's

Phase A: Retenant former ShopRite with Uncle Giuseppe's Marketplace
Opened January 2022


BEFORE


Uncle Giuseppe's
MARKETPLACE
AFTER

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U R B A N E D G E P R O P E R T I E S 29M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Briarcliff Commons ǀ Uncle Giuseppe’s

U R B A N E D G E P R O P E R T I E S 30M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Hudson Mall | Jersey City, NJ AFTER BEFORE Retenanting former Toys “R” Us box with national retailer Target Stabilization 3Q23

U R B A N E D G E P R O P E R T I E S 31M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Hudson Mall | Jersey City, NJ

Shops at Bruckner | Bronx, NY

Phase A: Relocating Jimmy Jazz, adding Five Below
Target Stabilization 4Q22

Phase B: Retenanting former Fallas space with Aldi and national tenant
Target Stabilization 2Q23


CITY JEANS
BEFORE


Discount Outlet
ALDI
FRESH
JIMMY JAZZ
AFTER

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U R B A N E D G E P R O P E R T I E S 33M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Shops at Bruckner | Bronx, NY

Broomall Commons | Broomall, PA


BEFORE

Phase A: Retenant 45,000 sf of former Giant Food space with Amazon Fresh
Target Stabilization 2Q22


amazonfresh
HOME FURNISHING
AFTER

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U R B A N E D G E P R O P E R T I E S 35M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Broomall Commons | Broomall, PA

U R B A N E D G E P R O P E R T I E S 36M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Acquisitions Update

target

Acquisition/Disposition Strategy

Opportunistically target value-add assets

- Assets with attractive yield and/or potential for value creation through leasing, redevelopment and repurposing
- Focus on larger-scale properties, distressed/motivated sellers and special situations
- Assets that are synergistic or complementary to existing properties
- Generate off-market opportunities and early looks through relationships with owners, brokers, lenders and third parties

Acquisition focus

- D.C. to Boston with ability to target other infill submarkets with high-quality demographics
- NOI growth with below market rents, above average sales and sustainable health ratios
- Attractive, risk-adjusted returns

Disposition focus

- Smaller assets in non-core markets
- Return on capital or time no longer attractive
- Seek to achieve tax efficient transactions where possible via 1031 exchange

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Recent Investment Activity

$249 million of acquisitions in 2021:

- Woodmore Towne Centre, a 712,000-sf grocery-anchored regional shopping center in Glenarden, MD ($193M)
- Two industrial assets adjacent to our existing 1 million sf industrial park located in East Hanover, NJ ($56M)
- Combination of in-place yield and lease up opportunity
- Attractive cash flow while benefitting from annual contractual rent increases and market rent growth

$44 million of dispositions in 2021:

- Small assets with limited upside – Vallejo (CA), Westfield (NJ), Lodi parcel (NJ) and East Hanover (NJ) ($32M)
- Non-core geography – Turnersville (NJ) ($12M)
- Deferred all capital gains tax efficiently via 1031 exchange


HOME
SENSE
12490

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U R B A N E D G E P R O P E R T I E S 39M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Woodmore Towne Centre ǀ Glenarden, MD Acquired December 2021

Woodmore Towne Centre Highlights

Grocery anchored market dominant retail destination

- 712,066 square foot grocery anchored community center
- Built in 2007 and institutionally maintained with strong curb appeal

Strong and stable income security

- 97% leased
- Resilient throughout COVID-19 with 95%+ collections since October 2020

Dominant tenant lineup

- Anchored by segment-leading national retailers:
  Wegmans, Costco, At Home, Best Buy, LA Fitness, Nordstrom Rack, Old Navy, and Party City. 20+ food and beverage offerings

<2 miles from the new University of Maryland capital region medical center

- 600,000 square feet, 1,700 estimated jobs, 225 beds, 45 ER treatment bays, and 8 operating rooms

Recently upgraded tenancy

- At Home (previously JCPenney) and LA Fitness (previously 24-Hr Fitness) further highlight the strength of the asset

#2 most frequented open air retail center in the state of Maryland

- Over 8.8 million visitors in the last 12 months putting the center in the 99th percentile for most visited shopping centers in the nation

Excellent regional access and connectivity

- 240K vehicles per day along the Capital Beltway and 70K vehicles per day along Landover Rd.
- The Largo Metro station provides easy public transportation to and from downtown D.C.
- 25% of the Woodmore trade area utilizes public transportation

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Liquidity and Balance Sheet

U R B A N E D G E P R O P E R T I E S 42M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Maturity Profile (Balloon payments only, $ millions) $81 $329 $144 $23 $218 $260 $265 $38 $101 $117 $0 $100 $200 $300 $400 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter 2.1% 3.7% 3.1% 4.2% 4.2% 4.3% 4.4% 4.2% 4.6% 3.5%Wtd . avg. rate at maturity Total liquidity of ~$820 million, comprised of $220 million of cash on hand and $600 million available under our line of credit. Outstanding indebtedness is made up of 33 individual non-recourse mortgages aggregating $1.7 billion which provide flexibility on an asset-by-asset basis. Weighted Average Term to Maturity 4.9 years Weighted Average Cost of Debt 3.9% Note: All metrics based on reported information as of December 31, 2021 Liquidity and Balance Sheet

Earnings Growth Drivers

Category	Short-term (one year)	Medium-term (2-3 years)	Long-term (>3 years)
Organic rent growth	← Contractual rent bumps / occupancy gains / renewals with positive spreads →		
Delivery of redevelopment and anchor releasing projects	Full year stabilization of large redevelopment projects: Uncle Giuseppe's at Briarcliff and Fun City at Salem / delivery of projects under way: ShopRite (Huntington), Amazon Fresh (Broomall), AAA Wholesale (Lodi)	Kohl's (BTC), Sector Sixty6 (Las Catalinas), Aldi/Five Below (Shops at Bruckner), National tenant (Hudson Mall) Multiple pad developments Pipeline projects at Bruckner, Montehiedra, Cherry Hill, and Burnside	Hackensack Meridian Health – 80,000 sf newly developed medical office building Future redevelopment pipeline including entitlements for residential and industrial uses NOI growth expected to improve from stabilized retail base and better mix of non-retail uses (industrial, residential, office, etc.)
Leases executed but not yet rent commenced	Rent commencement on executed leases – primarily driven by health & beauty, fast casual restaurants, and medical uses	Full year stabilization of 2022 rent commencements	
Acquisitions	Woodmore Towne Centre & two warehouse buildings in East Hanover	← Acquisition of new assets →	

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U R B A N E D G E P R O P E R T I E S 44M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Our Commitment • We are committed to maintaining sustainable operations and believe that our long-term sustainability goals will provide positive financial and environmental outcomes for shareholders, tenants, employees and the communities in which we invest • Our internal ESG Committee, which is represented by all departments is creating a sense of purpose that promotes sustainable business practices across the enterprise • We published our first ESG report last year and we will continue to update our progress via future annual reports • We received our first Global Real Estate Sustainability Benchmark (“GRESB”) assessment in October 2021. We subsequently completed a gap analysis to identify key areas where we can improve our performance Environmental Initiatives • We have undertaken a number of initiatives that conserve energy, save water and improve waste management in an effort to make our portfolio both high-performing and sustainable including: LED lighting retrofits, energy efficient roofing, renewable energy, water leak detection, smart irrigation and waste recycling programs Social Responsibility • Our employees enjoy excellent subsidized health and wellness benefits, professional training and development workshops, on-site meals, ergonomic office equipment, telecommuting opportunities and policies encouraging work/life balance • We have a robust community-outreach program and encourage our employees to participate in a number of local and national charitable organizations by offering matched donations. Since 2015, we have donated over $600,000 to various charitable initiatives • We partnered with the Relieve Access Program for The Bronx by donating warehouse space and providing monetary donations for a food bank that is responsible for delivering more than 1.7M meals to community members. We are committed to using our properties to better our local communities • We have hosted more than 100 local organizations, non-profits, and community partners at our properties to support the wellness and prosperity of the communities we serve Corporate Governance • We are committed to sound corporate governance, which strengthens the accountability of our Board and promotes the long-term interests of our shareholders and other stakeholders. We believe that our corporate governance standards and policies yield honest, transparent and accountable trustees and executive officers Environmental, Social and Governance (ESG)

2022 ESG Focus Areas

We performed a gap analysis based on our first GRESB submission to identify the biggest opportunities to improve our oversight and management of ESG performance.

Priorities Include	
Creating and implementing an environmental management system framework to help us achieve our environmental goals	Improving tenant engagement by implementing new tenant communication tools
Establishing GHG reduction targets using data gathered from building technical assessments	Implementing diversity, equity and inclusion policies in our HR practices
Increasing energy, water and waste data coverage and reporting to include data maintained and controlled by tenants	Further integrating ESG into the strategic planning process of each business unit
Developing procedures and standards related to data collection and reporting so that ESG disclosures are appropriately supported and verified	Enhancing employee awareness of ESG priorities both within and outside of their departments

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URBAN EDGE PROPERTIES

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U R B A N E D G E P R O P E R T I E S 46M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can identify many of these statements by words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this presentation. Many of the factors that will determine the outcome of forward-looking statements are beyond our ability to control or predict and include, among others: (i) the economic, political and social impact of, and uncertainty relating to, the COVID-19 pandemic, including its impact on our retail tenants and their ability to make rent and other payments or honor their commitments under existing leases; (ii) the loss or bankruptcy of major tenants; (iii) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms, or at all, in the event of non-renewal or in the event the Company exercises its right to replace an existing tenant; (iv) the impact of e-commerce on our tenants’ business; (v) macroeconomic conditions, such as a disruption of, or lack of access to the capital markets, as well as potential volatility in the Company’s share price; (vi) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (vii) changes in general economic conditions or economic conditions in the markets in which the Company competes, and their effect on the Company’s revenues, earnings and funding sources, and on those of its tenants; (viii) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors, including the discontinuation of USD LIBOR, which is currently anticipated to occur in 2023; (ix) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due and potential limitations on the Company’s ability to borrow funds under its existing credit facility as a result of covenants relating to the Company’s financial results; (x) potentially higher costs associated with the Company’s development, redevelopment and anchor repositioning projects, and the Company’s ability to lease the properties at projected rates; (xi) the Company’s liability for environmental matters; (xii) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches; and (xv) the loss of key executives. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission. We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for any forward-looking statements included in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation. Forward-Looking Statements

U R B A N E D G E P R O P E R T I E S 47M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N Non-GAAP Financial Measures The Company uses certain non-GAAP performance measures, in addition to the primary GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the investing public, and thus such reported measures are subject to change. The Company's non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results. Additionally, the Company's computation of non-GAAP metrics may not be comparable to similarly titled non-GAAP metrics reported by other REITs or real estate companies that define these metrics differently and, as a result, it is important to understand the manner in which the Company defines and calculates each of its non-GAAP metrics. The following non-GAAP measures are commonly used by the Company and investing public to understand and evaluate our operating results and performance: • FFO: The Company believes FFO is a useful, supplemental measure of its operating performance that is a recognized metric used extensively by the real estate industry and, in particular real estate investment trusts ("REITs"). FFO, as defined by the National Association of Real Estate Investment Trusts ("Nareit") and the Company, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable real estate and land when connected to the main business of a REIT, impairments on depreciable real estate or land related to a REIT's main business and rental property depreciation and amortization expense. The Company believes that financial analysts, investors and shareholders are better served by the presentation of comparable period operating results generated from FFO primarily because it excludes the assumption that the value of real estate assets diminishes predictably. FFO does not represent cash flows from operating activities in accordance with GAAP, should not be considered an alternative to net income as an indication of our performance, and is not indicative of cash flow as a measure of liquidity or our ability to make cash distributions. • FFO as Adjusted: The Company provides disclosure of FFO as Adjusted because it believes it is a useful supplemental measure of its core operating performance that facilitates comparability of historical financial periods. FFO as Adjusted is calculated by making certain adjustments to FFO to account for items the Company does not believe are representative of ongoing core operating results, including non-comparable revenues and expenses. The Company's method of calculating FFO as Adjusted may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. • NOI: The Company uses NOI internally to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. The Company believes NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis, providing perspective not immediately apparent from net income. The Company calculates NOI using net income as defined by GAAP reflecting only those income and expense items that are incurred at the property level, adjusted for non-cash rental income and expense, and income or expenses that we do not believe are representative of ongoing operating results, if any. In addition, the Company uses NOI margin, calculated as NOI divided by total revenue, which the Company believes is useful to investors for similar reasons. Non-GAAP Financial Measures & Operating Metrics

U R B A N E D G E P R O P E R T I E S 48M A R C H 2 0 2 2 I N V E S T O R P R E S E N T A T I O N • Same-property NOI: The Company provides disclosure of NOI on a same-property basis, which includes the results of properties that were owned and operated for the entirety of the reporting periods being compared. Information provided on a same-property basis excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area ("GLA") is taken out of service and also excludes properties acquired or sold during the periods being compared. As such, same-property NOI assists in eliminating disparities in net income due to the development, redevelopment, acquisition or disposition of properties during the periods presented, and thus provides a more consistent performance measure for the comparison of the operating performance of the Company's properties. While there is judgment surrounding changes in designations, a property is removed from the same- property pool when it is designated as a redevelopment property because it is undergoing significant renovation or retenanting pursuant to a formal plan that is expected to have a significant impact on its operating income. A development or redevelopment property is moved back to the same-property pool once a substantial portion of the NOI growth expected from the development or redevelopment is reflected in both the current and comparable prior year period, generally one year after at least 80% of the expected NOI from the project is realized on a cash basis. Acquisitions are moved into the same-property pool once we have owned the property for the entirety of the comparable periods and the property is not under significant development or redevelopment. The Company has also provided disclosure of NOI on a same-property basis adjusted to include redevelopment properties. Same-property NOI may include other adjustments. • EBITDAre and Adjusted EBITDAre: EBITDAre and Adjusted EBITDAre are supplemental, non-GAAP measures utilized by us in various financial ratios. The White Paper on EBITDAre, approved by Nareit's Board of Governors in September 2017, defines EBITDAre as net income (computed in accordance with GAAP), adjusted for interest expense, income tax (benefit) expense, depreciation and amortization, losses and gains on the disposition of depreciated property, impairment write- downs of depreciated property and investments in unconsolidated joint ventures, and adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. EBITDAre and Adjusted EBITDAre are presented to assist investors in the evaluation of REITs, as a measure of the Company's operational performance as they exclude various items that do not relate to or are not indicative of our operating performance and because they approximate key performance measures in our debt covenants. Accordingly, the Company believes that the use of EBITDAre and Adjusted EBITDAre, as opposed to income before income taxes, in various ratios provides meaningful performance measures related to the Company's ability to meet various coverage tests for the stated periods. Adjusted EBITDAre may include other adjustments not indicative of operating results. The Company also presents the ratio of net debt (net of cash) to annualized Adjusted EBITDAre as of December 31, 2021, and net debt (net of cash) to total market capitalization, which it believes is useful to investors as a supplemental measure in evaluating the Company's balance sheet leverage. The presentation of EBITDAre and Adjusted EBITDAre is consistent with EBITDA and Adjusted EBITDA as presented in prior periods. The Company believes net income is the most directly comparable GAAP financial measure to the non-GAAP performance measures outlined above. Reconciliations of these measures to net income have been provided in the Company’s most recently available public filings at http://investors.uedge.com/news, Reconciliations to the non-GAAP metrics presented on slide 3 are included in our Supplemental Disclosure Package filed with the SEC on February 16, 2022. Operating Metrics The Company presents certain operating metrics related to our properties, including occupancy, leasing activity and rental rates. Operating metrics are used by the Company and are useful to investors in facilitating an understanding of the operational performance for our properties. Occupancy metrics represent the percentage of occupied gross leasable area based on executed leases (including properties in development and redevelopment) and includes leases signed, but for which rent has not yet commenced. Same-property portfolio occupancy includes properties that have been owned and operated for the entirety of the reporting periods being compared. Occupancy metrics presented for the Company’s same-property portfolio excludes properties under development, redevelopment or that involve anchor repositioning where a substantial portion of the gross leasable area is taken out of service and also excludes properties acquired within the past 12 months or properties sold during the periods being compared. The same-property occupancy metrics on slide 12 are calculated on a quarterly basis in comparison to the same quarter of the prior year. Please refer to the corresponding Supplemental Disclosure Packages on our investors page at http://investors.uedge.com/news. Non-GAAP Financial Measures & Operating Metrics (continued)